Ivy Global Real Estate Fund

Summary Prospectus   |   July 31, 2013, as supplemented November 6, 2013

Share Class (Ticker):    Class A Shares (IREAX), Class B Shares (IREBX), Class C Shares (IRECX), Class I Shares (IRESX), Class R Shares (IRERX), Class Y Shares (IREYX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund (including the Fund’s SAI) online at www.ivyfunds.com/prospectus. You can also get this information at no cost by calling 800.777.6472 or by sending an e-mail request to IMCompliance@waddell.com. You can also get this information from your investment provider. The Fund’s prospectus and SAI dated July 31, 2013 (as each may be amended or supplemented) are incorporated herein by reference.

Objective

To seek to provide total return through long-term capital appreciation and current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in funds within Ivy Funds, InvestEd Portfolios and/or Waddell & Reed Advisors Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions” section on page 207 of the Fund’s prospectus and in the “Purchase, Redemption and Pricing of Shares” section on page 125 of the Fund’s statement of additional information (SAI). Effective January 1, 2014, the Fund’s Class B shares are not available for purchase by new and existing investors. Class B shares will continue to be available for dividend reinvestment and exchanges.

Shareholder Fees

(fees paid directly from your investment)	Class A		Class B		Class C		Class I	Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%		None		None		None	None	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	1.00%	[1]	5.00%	[1]	1.00%	[1]	None	None	None
Maximum Account Fee	None	[2]	None		None	[2]	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class I	Class R	Class Y
Management Fees	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.50%	0.25%
Other Expenses[3]	0.70%	0.60%	0.59%	0.70%	0.80%	0.70%
Total Annual Fund Operating Expenses	1.90%	2.55%	2.54%	1.65%	2.25%	1.90%
Fee Waiver and/or Expense Reimbursement[4,5]	0.39%	0.00%	0.00%	0.00%	0.00%	0.39%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.51%	2.55%	2.54%	1.65%	2.25%	1.51%

[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase. For Class B shares, the CDSC declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

With limited exceptions, for Class A and Class C shares, if your Fund account balance is below $750 at the close of business on September 26, 2014, and on the Friday prior to the last week of September each year thereafter, the account will be assessed an account fee of $20.

[3]	The percentage shown for Other Expenses is based on estimated amounts for the current fiscal year.

[4]

Through July 31, 2014, Ivy Investment Management Company (IICO), the Fund’s investment manager, Ivy Funds Distributor, Inc. (IFDI), the Fund’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses for the Fund’s Class A shares at 1.51%. Prior to that date, the expense limitation may not be terminated by IICO, IFDI, WISC or the Board of Trustees.

[5]

Through July 31, 2014, to the extent that the total annual ordinary fund operating expenses of Class Y shares exceeds the total annual ordinary fund operating expenses of the Class A shares, IFDI and/or WISC have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to ensure that the total annual ordinary fund operating expenses of the Class Y shares do not exceed the total annual ordinary fund operating expenses of the Class A shares, as calculated at the end of each month. Prior to that date, the expense limitation may not be terminated by IFDI, WISC or the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that expenses were capped for a one year period, as indicated above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years
Class A Shares	$720	$1,102
Class B Shares	658	1,093
Class C Shares	257	791
Class I Shares	168	520
Class R Shares	228	703
Class Y Shares	154	559

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years
Class A Shares	$720	$1,102
Class B Shares	258	793
Class C Shares	257	791
Class I Shares	168	520
Class R Shares	228	703
Class Y Shares	154	559

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund did not exist at March 31, 2013, the most recent fiscal year end, and therefore, the Fund’s portfolio turnover rate during the most recent fiscal year end is not available.

Principal Investment Strategies

Ivy Global Real Estate Fund is a non-diversified fund that invests, under normal circumstances, at least 80% of its net assets in securities of companies in the real estate or real estate-related industries. The Fund intends to invest primarily in equity and equity-related securities issued by “Global Real Estate Companies,” which are companies that meet one of the following criteria:

■	companies qualifying for United States (U.S.) Federal income tax purposes as real estate investment trusts (REITS);

■	entities similar to REITs formed under the laws of a country other than the U.S.;

■

companies located in any country that, at the time of initial purchase by the Fund, derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate, or that have at least 50% of their assets invested in such real estate; or

■	companies located in any country that are primarily engaged in businesses that sell or offer products or services that are closely related to the real estate industry.

The equity and equity-related securities in which the Fund invests include common stocks, rights or warrants to purchase common stocks, securities convertible into common stocks, and preferred stocks. The Fund does not directly invest in real estate. The Fund may invest in Global Real Estate Companies located in any country, including any emerging market country. As a result, the Fund may make substantial investments in non-U.S. dollar denominated securities and may invest up to 100% of its total assets in foreign securities. Under normal circumstances, the Fund invests at least 40% (or, if the portfolio managers deem it warranted by market conditions, at least 30%) of its total assets in securities of non-U.S. issuers. Under normal circumstances, the Fund will allocate its assets among at least three different countries (one of which may be the United States).

The Fund is non-diversified, meaning that it may invest a significant portion of the Fund’s total assets in a limited number of issuers.

Most of the Fund’s real estate securities portfolio is expected to consist of securities issued by REITs and other real estate operating companies (REOCs) that are listed on a securities exchange or traded over-the-counter. A REIT is a corporation or trust that invests in real estate, mortgages on real estate or shares issued by other REITs, and qualifies for pass-through U.S. Federal tax treatment provided it meets certain conditions, including the requirement that it distribute at least 90% of its taxable income. Global Real Estate Companies, including REITs, tend to be medium-sized companies in relation to the equity markets as a whole. REITs (and certain non-U.S. entities taxed similar to REITs) are not taxed on their income if, among other things, they distribute to their shareholders substantially all of their taxable income (other than net capital gains) for each taxable year. In addition to dividends, REITs (and certain non-U.S. entities taxed similar to REITs) may realize capital gains by selling properties or other assets that have appreciated in value. The Fund intends to use dividends and capital gains distributions of REITs and other Global Real Estate Companies to achieve the current income component of its investment objective of total return. A REOC is a corporation or partnership (or an entity classified as such for Federal tax purposes) that is similar to a REIT, except that a REOC has not elected to be taxed as a REIT and, therefore, does not have a requirement to distribute any of its taxable income. REOCs also are more flexible than REITs in terms of the types of real estate investments they can make.

Many Global Real Estate Companies have diverse operations, with products or services in markets other than their home market. Therefore, the Fund will also have an indirect exposure to additional foreign markets through investments in these companies.

In selecting investments for the Fund, the Fund’s investment subadvisers, LaSalle Investment Management Securities, LLC (LaSalle US) and LaSalle Investment Management Securities, B.V. (LaSalle BV, and collectively with LaSalle US, LaSalle Securities), employ a research-based investment process that combines top-down market research, bottom-up company analysis and a quantitative assessment of relative value.

Top-down market research is employed to yield an understanding of economic conditions and real estate fundamentals. In assessing fundamentals, LaSalle Securities considers information derived from the extensive research and property management organization of its affiliates located in key markets around the world. Bottom-up company analysis is focused on understanding each company’s risk profile and growth prospects through a detailed review of their property portfolio, business strategy, capital structure and management capabilities.

The quantitative assessment of relative value includes the use of a proprietary valuation model to rank companies on the basis of premiums and discounts to “intrinsic value.” Intrinsic value is an assessment of where a company’s stock should trade taking into consideration the value of its properties, the impact of its management and prevailing market conditions. LaSalle Securities also estimates the net asset value of the companies (i.e., estimated real estate market value of a company’s assets less its liabilities) in which it invests. LaSalle Securities utilizes a relative valuation process in which it analyzes both the intrinsic value and net asset value calculation results in relation to company market prices in the buy/hold/sell decision-making process of the Fund.

LaSalle Securities considers several primary factors in determining to sell a security, which may include: (i) whether the security’s price, as compared to its intrinsic value and/or net asset value, is high relative to other companies in the same sector or the Fund’s investment universe; (ii) anticipated changes in earnings, real estate and capital market conditions, economic, political or social conditions and the company’s risk profile; (iii) whether the security’s percentage of the total portfolio exceeds the target percentage; and (iv) tactical shifts among property and country sectors. LaSalle Securities also may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. The Fund is not intended as a complete investment program. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

■	Company Risk. A company may perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

■

Concentration Risk. Because the Fund invests more than 25% of its total assets in the real estate industry, the Fund’s performance may be more susceptible to a single economic, regulatory or technological occurrence than a fund that does not concentrate its investments in this industry. Securities of companies within specific industries or sectors of the economy may periodically perform differently than the overall market. In addition, the Fund’s performance may be more volatile than an investment in a portfolio of broad market securities and may underperform the market as a whole, due to the relatively limited number of issuers of global real estate securities.

■

Emerging Market Risk. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Investments in securities issued in these countries may be more volatile and less liquid than securities issued in more developed countries.

■

Foreign Currency Risk. Foreign securities may be denominated in foreign currencies. The value of the Fund’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations.

■

Foreign Exposure Risk. The securities of many companies may have significant exposure to foreign markets as a result of the company’s products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

■

Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial, legal, and political considerations that may not be associated with the U.S. markets and that could affect the Fund’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse foreign tax consequences; different and/or less stringent financial reporting standards; custody; and settlement delays. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate.

■

Management Risk. Fund performance is primarily dependent on LaSalle Securities’ skill in evaluating and managing the Fund’s portfolio and the Fund may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Fund’s holdings to fall as part of a broad market decline. The financial crisis in the U.S. and foreign economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the NAVs of many mutual funds. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Fund. These circumstances have also decreased liquidity in some markets and may continue to do so. In addition, certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on securities held by the Fund.

■

Mid Size Company Risk. Securities of mid capitalization companies may be more vulnerable to adverse developments than those of large companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid capitalization companies may be more volatile and less liquid than the stocks of larger companies, and may be more impacted than other types of stocks by the underperformance of a sector or during market downturns.

■

Non-Diversification Risk. The Fund is a “non-diversified” mutual fund and, as such, its investments are not required to meet certain diversification requirements under Federal law. Compared with “diversified” funds, the Fund may invest a greater percentage of its assets in the securities of an issuer. Thus, the Fund may hold fewer securities than other funds. A decline in the value of those investments would cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

■

Real Estate Industry Risk. Investment risks associated with investing in real estate securities, in addition to other risks, include rental income fluctuation, depreciation, property tax value changes, differences in real estate market values, overbuilding and extended vacancies, increased competition, operating expenses or zoning laws, costs of environmental clean-up or damages from natural disasters, cash flow fluctuations, and defaults by borrowers and tenants. To the extent the Fund’s investments are concentrated in particular geographical regions or types of real estate companies, the Fund may be subject to certain of these risks to a greater degree.

■

REIT-Related Risk. The value of the Fund’s securities of a REIT may be adversely affected by changes in the value of the REIT’s underlying property or the property secured by mortgages the REIT holds, loss of REIT Federal tax status or changes in laws and/or rules related to that status, or the REIT’s failure to maintain its exemption from registration under the Investment Company Act of 1940, as amended. In addition, the Fund may experience a decline in its income from REIT securities due to falling interest rates or decreasing dividend payments.

■

REOC-Related Risk. REOCs are not required to pay any specific level of income as dividends, and there is no minimum restriction on the number of owners or limits on ownership concentration. The value of the Fund’s REOC securities may be adversely affected by certain of the same factors that adversely affect REITs. In addition, a corporate REOC does not qualify for the favorable Federal tax treatment that is accorded a REIT. In addition, the Fund may experience a decline in its income from REOC securities due to falling interest rates or decreasing dividend payments.

Performance

The Fund has not been in operation for a full calendar year; and, therefore, it does not have performance information to include in a bar chart or performance table.

Investment Adviser

The Fund is managed by Ivy Investment Management Company (IICO) and subadvised by LaSalle Investment Management Securities, LLC (LaSalle US). LaSalle US delegates to its affiliate, LaSalle Investment Management Securities, B.V. (LaSalle BV, and collectively with LaSalle US, LaSalle Securities), portfolio management responsibilities for Fund assets allocated to European investments.

Portfolio Managers

Each of George J. Noon, CFA, Portfolio Manager, Keith R. Pauley, CFA, Portfolio Manager and Stanley J. Kraska, Jr., Portfolio Manager, of LaSalle US, and Ernst-Jan de Leeuw, Portfolio Manager, of LaSalle BV, has managed the Fund since its inception in April 2013.

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge, on any business day through your broker-dealer or financial adviser (all share classes), by writing to WI Services Company, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), or by telephone (Class A, B and C: 800.777.6472); fax (Class A, B, and C: 800.532.2749; Class I and Y: 800.532.2784), or internet (www.ivyfunds.com) (Class A, B and C) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on the Fund’s shareholder servicing system, such as for Class R shares, please contact your selling broker-dealer, plan administrator or third-party record keeper to sell shares of the Fund.

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or IFDI may reduce or waive the minimums in some cases:

For Class A, Class B, and Class C:
To Open an Account	$500	*
For accounts opened with Automatic Investment Service (AIS)	$50	*
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$25	*
For Class I, Class R and Class Y:
Please check with your selling broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

*	Effective January 1, 2014, for Class A and Class C shares, the minimum amount to open an account will increase to $750 from $500, the minimum amount to open an account with AIS will increase to $150 from $50, and the minimum amount to add an AIS to an account will increase to $50 from $25.

Effective January 1, 2014, the Fund’s Class B shares are not available for purchase by new and existing investors. Class B shares will continue to be available for dividend reinvestment and exchanges.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, long-term capital gain, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

IVSUM-IREAX